Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report on Form 10-Q of Strategic Capital Resources, Inc., a Delaware Corporation (the "Company") for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Miller, as Chief Executive Officer of the Company, and Cary Greenberg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/    DAVID MILLER
                                       -----------------------------------------
                                       Name:  David Miller
                                       Title: Chief Executive Officer
                                       Date:  January 7, 2003



                                       /s/    CARY GREENBERG
                                       -----------------------------------------
                                       Name:  Cary Greenberg
                                       Title: Chief Financial Officer
                                       Date:  January 7, 2003

This certification accompanies the Report pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extend required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

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